EXHIBIT 10.9


 Contract Agreement between Ingen Technologies, Inc. and Lifetime Controls, Inc.

[INGEN LOGO]

INGEN TECHNOLOGIES, INC.


                              CONTRACTOR AGREEMENT

This is a Work for Hire agreement between INGEN TECHNOLOGIES, INC having its principal office at 285 East County Line Road Calimesa, Ca 92320 (hereinafter referred to as the "Company".), and Lifetime Controls Inc. whose local address is 5813 Highland Springs Rd., Lakeport, Ca 95453, (hereinafter referred to as the "Contractor").

PURPOSE OF AGREEMENT

The purpose of this Agreement is to establish terms and conditions for services performed by the Contractor for the Company, in support of the Company's software and or hardware engineering needs.

SCOPE OF AGREEMENT

The Contractor will perform all items within Attachement-A and Attachment-B for a total cost of $69,420 and within a four (4) month period commencing on August 1, 2005. This is a work for hire agreement. The Contractor shall perform the work, which is specified in the attachment. This Agreement includes only the items that are described in this agreement. Any other items must be agreed to in writing by both parties as extensions to this agreement. A schedule is attached to this agreement. Either party may propose changes to this agreement. If changes affect the schedule more than 30 days, a new schedule may be negotiated and agreed to in writing by both parties.

TERMS OF AGREEMENT

This Agreement begins on 7-15-2005. The Contractor agrees to deliver the items specified in the attachments within four (4) months of the commencement date. Either the Company or the Contractor may terminate this Agreement at any time, only with cause, by giving the other party forty-eight (48) hours written notice of termination. If termination is due to failure to perform, the other party has 7 working days to correct the failure. In the event of termination all confidentiality, assignment of intellectual property and warranties remain in effect unless termination of these is agreed in writing by the Company.


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COMPENSATION

The Company will advance 50% and/or $34,710.00 of the total amount of the contract to the Contractor. Upon successful completion of the contract, the Company will pay the remaining 50% and/or $34,710.00. Failure to complete this Contract by the Contractor will result in the reimbursement of all monies paid by the Company.

THE CONTRACTOR IS AN INDEPENDENT CONTRACTOR

The Contractor is an independent contractor and is not an agent or employee of the Company. The Contractor will be responsible for determining the manner and means of fulfilling the contract and for all legal requirements applicable to independent contractors. The Contractor will maintain his or her own business operation. Neither the Contractor nor the Company intends to establish an employer-employee relationship and both parties agree that the Contractor is not an employee for state or federal tax purposes.

CONFIDENTIALITY REQUIREMENT

The Contractor shall maintain as confidential and proprietary any information that the Company so identifies and any information that can reasonably be presumed to be such. This obligation shall cease when such information becomes publicly available by the Company or rightful publication by others.

ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS

All rights, title, and interest in any intellectual property (conceived either individually or jointly), including any inventions, patents, trademarks, or copyrights and which arise out of the Contractor's performance under this Agreement, are the property of the Company. Works of authorship created by the Contractor for the Company in the performance of this Agreement are the works made for hire as defined under U.S. Copyright Law.

WARRANTY AND INDEMNIFICATION

The Contractor warrants that any work performed under this Agreement will be original, will not have been previously published in whole or in part, and will not have been previously assigned, licensed or otherwise encumbered. In performance of its obligations under this Agreement, the Contractor shall to the best of the Contractor's knowledge and ability avoid infringement of any patent, copyright, or trademark, or the disclosure of any trade secret or other confidential and proprietary property of any other third party. Even when permission has been obtained from the affected third parties, the Contractor agrees that it shall not knowingly furnish or use any such patented or copyrighted information or any such mask work or trademarks in the performance


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of this Agreement, nor shall the Contractor knowingly use the trade secrets or other confidential and proprietary information of the Contractor or others, without the prior written consent of the Company.

The Contractor shall indemnify the Company in the event of an infringement action by any third party against the Company arising out of the Contractor's willful use of any patents, copyrights, trademarks, trade secrets, or other confidential and proprietary information as determined by a court of competent jurisdiction Contractor and Company grant each other mutual waivers of incidental and consequential damages. In the event that a claim is unsuccessful, Contractor shall incur no liability.

MISCELLANEOUS

The provisions of this Agreement shall be governed by the laws of the State of California, and all dispute resolution proceedings shall take place in the appropriate forum in California. All disputes and disagreements (except for matters for which injunctive relief is sought pending arbitration) shall be resolved by binding arbitration before a single arbitrator in California in accordance with the Rules of the American Arbitration Association.

ATTACHMENTS

The Contractor shall perform the following software development, hardware design and programming, product consulting and general support for the OxyAlert(TM) pursuant to the attachments contained herein.

WARRANTY

All engineering work will be warranted for one year from end of engineering phases. During that time, any engineering labor that was done incorrectly, or was clearly not in compliance with agreed any/all written specification(s), shall be corrected at no cost. This Agreement sets forth the entire understanding of the parties.


Both parties have read this Agreement and all of the attachments hereof, and thereby understand and accept all of the terms and conditions set forth herein.



------------------------------------------------             -----------------
Scott R. Sand, CEO Ingen Technologies, Inc.                        Date


------------------------------------------------             -----------------
David Kimmich, President Lifetime Controls, Inc.                   Date


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ATTACHMENT-A

                                  SCOPE OF WORK

INGEN STAND ALONE FIXED VALUE OXYGEN TANK LOW PRESSURE
DETECTION AND ALERT SYSTEM DESIGN

A.       Fixed Value Stand Alone Tank Unit with:

         1.       Standard non rechargeable battery
         2.       Lights for normal operating, low battery, and alarm
         3. Detection of removal for system shut down (based on ultra low pressure)
         4.       Sounder to alert user of low pressure and low battery
         5.       Interfacing off the shelf pressure sensor
         6.       Integration of standard analog off the shelf gage
         7.       Modification of off the shelf plastic enclosure
         8.       PCB design, layout, and Gerber files (RF ready)
         9.       Integration of Gage, Sensor, PCB, and Enclosure
         10.      Support of production of first articles
         11.      Project management of process
         12.      Regular progress meetings
         13. A four calendar month completion schedule (assuming no delays beyond our control or those caused by others)

B. Ingen will be responsible for non engineering services and material to include:

         14. Tanks, regulators, devices to simulate pressure falling over a short period to speed up development.
         15. Any knowledge and hardware needed to facilitate engineering groups understand of how to best interface to field devices such as tanks & regulators.
         16. One time non reoccurring engineering to make PCBs, enclosures, and mechanical alterations to devices
         17.      Manufacturing costs for production level first articles
         18.      Parts and materials to produce first articles
         19. Any expediting and or shipping needed to meet customer goals in making first articles

                  [X] All costs incurred in section B will be with prior knowledge and with prior approval by Ingen representative


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ATTACHMENT-B

      OxyAlert Tank Unit with LED, Sounder, and Transmitter Block Diagram





                             [DIAGRAM APPEARS HERE]






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
------------------------------------------------------------------------------------------------------------------------------------
        OXYALERT                                                               PROOF OF CONCEPT / PRODUCTION MODEL      6/23/2005
------------------------------------------------------------------------------------------------------------------------------------
        ELECTRONIC ENGINEERING DESIGN COSTS
------------------------------------------------------------------------------------------------------------------------------------
   1    TANK MODULE - ANALOG OF-THE -SHELF SENSOR - INTEGRATED                   ELECTRICAL   MECHANICAL   APPLICATION
        RADIO TRANSMITTER READY - ELECTRONIC DESIGN                              ENGINEERING  ENGINEERING  ENGINEERING  PHASE TOTAL
------------------------------------------------------------------------------------------------------------------------------------
        Micro Research & Test                                                         12                      4
        Battery Research & Test                                                        6                      8
        Gage/Sensor Integration                                                        4          8           8
        Sounder Research & Test                                                                               6
        1 line diagram                                                                 8                      2
        Mechanical drawings & Integration                                                        20
        Housing Design                                                                           12
        Board size & Component Layout                                                  8                      8
        Cad Layout of PCB                                                                        12
        PCB Trace Routing                                                                        20
        Test of PCB Circuit & components (prototype)                                  16                      4
        Re work & Re-test                                                              8                      4
        Stage & Initialize Micro                                                      14
        Wake up & Power Control                                                       16
        Battery Monitoring - Programming & Components                                 16
        Sleep Design for Battery Power Reduction                                      16
        Test Battery Consumption on circuit                                            8
        Peizo Sounder Integration                                                      2
        Low Batt LED Integration                                                       4
        TO State LED for Tank Status Integration                                       6
        Regulator/Filtering                                                            6
        Micro Programming (sounder, radio interface, static low pressure)             40
        Alpha Test first production unit                                               8                      8
        Re-work & Re-test                                                              8                      4
        Project meetings - 2 hours per meeting 2x per month - 6 months                12          0           12
        Documentation                                                                                         8
------------------------------------------------------------------------------------------------------------------------------------
   HRS                                                                                218        72           76          366
------------------------------------------------------------------------------------------------------------------------------------
  COST                                                                           $28,340.00   $9,360.00   $9,880.00   $ 47,580.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 ELECTRICAL   MECHANICAL   APPLICATION
    2   RADIO & CIRCUIT AS PART OF STAND ALONE UNIT                              ENGINEERING  ENGINEERING  ENGINEERING  PHASE TOTAL
------------------------------------------------------------------------------------------------------------------------------------
        Choose Eval Units                                                              8                      16
        Test Radios                                                                    8                      8
        Choose Micro
        1 line Diagram                                                                 6                      2
        Board Layout                                                                   8                      8
        Cad Layout                                                                                8
        PCB Routing                                                                              12
        Test of PCB Circuit                                                            8
        Test Components                                                                8
        Antenna design                                                                12
        Range Test                                                                                            8
        Re work & Re-test                                                              0                      8
        Micro Programming                                                             16
        Mechanical design & integration                                                           4
        Housing Design                                                                            4
        Alpha Test                                                                     8                      8
        Re-work & Re-test
        Documentation
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                               82         28           58          168
------------------------------------------------------------------------------------------------------------------------------------
  COSTS                                                                          $10,660.00   $3,640.00   $7,540.00   $ 21,840.00
------------------------------------------------------------------------------------------------------------------------------------
        PROJECT TOTAL                                                                                                 $ 69,420.00
------------------------------------------------------------------------------------------------------------------------------------

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            PRODUCTION COST
            BUDGETARY ESTIMATES

-------------------------------------------------------------------------------
             STAND ALONE TANK UNIT W/GAGE/ 500 PSI    ESTIMATED      NOT TO
   Item #             ANALOG SWITCH/RADIO            PARTS COST    EXCEED NRE
-------------------------------------------------------------------------------
     1                   Microcomputer                 $10.00        $0.00
-------------------------------------------------------------------------------
     2                    Battery TBD                   $6.00        $0.00
-------------------------------------------------------------------------------
     3                      Crystal                     $3.30        $0.00
-------------------------------------------------------------------------------
     4                   Tri-state LED                  $1.50        $0.00
-------------------------------------------------------------------------------
     5                  Low Battery LED                 $0.83        $0.00
-------------------------------------------------------------------------------
     6                       Peizo                      $5.00        $0.00
-------------------------------------------------------------------------------
     8            Generic Gage with machining          $15.00       $250.00
-------------------------------------------------------------------------------
     9               Supporting Components              $9.90        $0.00
-------------------------------------------------------------------------------
     10                       PCB                      $16.50       $200.00
-------------------------------------------------------------------------------
     11                    Enclosure                   $18.00       $300.00
-------------------------------------------------------------------------------
     12                 Assembly & Test                $29.00       $850.00
-------------------------------------------------------------------------------
     13              3rd party Radio Board             $10.00       $250.00
-------------------------------------------------------------------------------
     15                3rd Party Sensor                $40.00      $1,000.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    Estimated TOTAL per unit less than 50 units        $165.03     $2,850.00
-------------------------------------------------------------------------------

                   Actual cost may vary - if costs exceed 15% additional, Ingen approval will be required


ESTIMATED ENGINEERING TIME LINE
OXYALERT PROJECT TASK
------------------------------------------------------------------------------------------------------------------------------------
TANK UNIT              8/1  8/8  8/15  8/22  8/29  9/5  9/12  9/19  9/26  10/3  10/10  10/17 10/24  10/31  11/7  11/14  11/21  11/28
------------------------------------------------------------------------------------------------------------------------------------
Sensor Procurement      X    X
------------------------------------------------------------------------------------------------------------------------------------
Selecting Components    X    X
------------------------------------------------------------------------------------------------------------------------------------
Draw Shematic                     X
------------------------------------------------------------------------------------------------------------------------------------
Layout PCB                              X     X
------------------------------------------------------------------------------------------------------------------------------------
Manufacture PCB                                     X     X
------------------------------------------------------------------------------------------------------------------------------------
Procure Components                            X     X     X
------------------------------------------------------------------------------------------------------------------------------------
Populate PCB                                                   X     X
------------------------------------------------------------------------------------------------------------------------------------
Program Micro                                                              X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Mechanical Design                                   X
------------------------------------------------------------------------------------------------------------------------------------
Procure Enclosure                                         X
------------------------------------------------------------------------------------------------------------------------------------
Design Enclosure                                               X     X
------------------------------------------------------------------------------------------------------------------------------------
Manufacture Enclosure                                                      X      X      X
------------------------------------------------------------------------------------------------------------------------------------
Test Assembly                                                                                  X      X
------------------------------------------------------------------------------------------------------------------------------------
Re Program and Modify                                                                                        X      X
  System
------------------------------------------------------------------------------------------------------------------------------------
Final Test & Assembly                                                                                                     X      X
------------------------------------------------------------------------------------------------------------------------------------

DELIVERABLES

         1. BATTERY OPERATED STAND ALONE OXYALERT WITH 500 PSI DETECTION, OFF TANK SHUT DOWN, RF OUTPUT, LIGHTS AND ALERTS SOUNDS
         2. RF DEMONSTRATION TO PC ACTING AS RECEIVER SHOWING DATA TRANSMISSIONS FROM STAND ALONE UNIT
         3.       GERBER FILES
         4.       FIRMWARE CODE
         5.       MECHANICAL DRAWINGS


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